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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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Date of Report:   July 29, 2005
Date of Earliest Event Reported:    July 27, 2005

                      MARTHA STEWART LIVING OMNIMEDIA, INC.
             (Exact name of registrant as specified in its charter)

    Delaware                          001-15395                 52-2187059
(State or other           (Commission File Number)           (I.R.S. Employer
jurisdiction of                                           Identification Number)
incorporation or
 organization)
                               11 West 42nd Street
                               New York, NY 10036
                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (212) 827-8000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.
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     The following transcript of Martha Stewart Living Omnimedia, Inc.'s July
27, 2005 second quarter earnings conference call is included as an exhibit to this report.


Item 9.01.  Financial Statements and Exhibits.
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            Exhibit           Description
            -------           -----------

              99.1 Martha Stewart Living Omnimedia, Inc. Transcript of July 27, 2005 Second Quarter Earnings Conference Call.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.


     Dated: July 29, 2005


                                        MARTHA STEWART LIVING OMNIMEDIA, INC.


                                        By:        /s/ James Follo
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                                           James Follo
                                           Executive Vice President, Chief
                                           Financial and Administrative Officer

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                               Index of Exhibits

Exhibit No.                          Description
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  99.1            Martha Stewart Living Omnimedia, Inc. - Transcript of July 27,
                  2005 Earnings Conference Call